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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            -------------------------
                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 20, 1998

                  --------------------------------------------
                               GETTY IMAGES, INC.
             (Exact name of Registrant as specified in its charter)


          DELAWARE                       000-23747               98-0177556
(State or other jurisdiction of      (Commission File         (I.R.S. Employer
       incorporation)                     Number)            Identification No.)
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   2101 FOURTH AVENUE                               101 BAYHAM STREET
      FIFTH FLOOR                                   LONDON, ENGLAND
SEATTLE, WASHINGTON 98121                               NW1 0AG
     (206)695-3400                                (01144171) 544-3456

             (Addresses, including zip code, and telephone numbers, including area code, of Registrant's principal executive offices)




                                      None
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)



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ITEM 5. OTHER EVENTS.

        On November 20, 1998, Getty Images, Inc., a Delaware corporation (the
"Company" or "Getty Images"), through its wholly owned subsidiary Getty Images
Australia Pty Limited ("Getty Australia") acquired (the "Acquisition") all of the assets of Sporting Pix pursuant to the terms of the Agreement for Sale of Assets (the "Agreement"), dated November 20, 1998, among Getty
Australia, Impressions Photography Pty Limited, dba Sporting Pix and Anthony
Feder and Kerryn June Feder (collectively "Sporting Pix"). Sporting Pix is a sports photography agency based in Melbourne, which the Company plans to integrate into its sports photography collection business. In this transaction, Getty Images issued an aggregate of 14,467 shares of Getty Images common stock and paid Australian $666,700 in cash to Sporting Pix.

        Reference is made to the press release issued by the Company on December
1, 1998, the text of which is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

   (c) Exhibits

       99.1 Text of press release dated December 1, 1998.

ITEM 9. SALES OF EQUITY SECURITIES PURSUANT TO REGULATIONS.

        In connection with the Acquisition described in Item 5, Getty Images issued an aggregate of 14,467 shares of Getty Images common stock to Sporting
Pix pursuant to Regulation S ("Regulation S") under the Securities Act of 1933, as amended (the "Securities Act").

        The issuance of such shares to Sporting Pix was made in an offshore transaction within the meaning of Regulation S and no directed selling efforts were made in the United States in connection with such issuance. Sporting Pix represented and warranted to Getty Images, among other things, (i) that such person was not a U.S. person and was not acquiring shares for the account or benefit of any U.S. person, (ii) that neither such person nor any of its affiliates engaged in any directed selling efforts with respect to such shares and that such persons will comply with the offering restrictions requirements of Regulation S, (iii) that such person acknowledged that the issuance of such shares was not registered under the Securities Act and that there were restrictions on the resale of such shares, (iv) that such person was purchasing such shares for his own account for investment and not with a view to distribution and (v) that such person understood that a legend referring to applicable transfer restrictions would be placed on a certificate representing such shares.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       GETTY IMAGES, INC.

Date: December 11, 1998                By: /s/ Jonathan Klein
                                           -------------------------------------
                                       Name: Jonathan Klein
                                       Title: Chief Executive Officer



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                                INDEX TO EXHIBITS
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
Exhibit         Description
99.1            Text of press release dated December 1, 1998
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